UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 7, 2005

BAS Securitization LLC
Banc of America Securities Auto Trust 2005-WF1

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-81254 333-81254-01	69-0009065 51-6566822

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

Bank of America Corporate Center, Charlotte, North Carolina	28255

(Address of Principal Executive Offices)	(Zip Code)

(704) 388-2308

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On July 7, 2005, Banc of America Securities Auto Trust 2005-WF1 (the “Trust”) publicly issued U.S. $259,000,000 of Class A-1 3.50545% Asset Backed Notes due July 18, 2006, U.S. $282,000,000 Class A-2 3.89% Asset Backed Notes due June 18, 2008, U.S. $238,000,000 Class A-3 3.99% Asset Backed Notes due August 18, 2009, U.S. $73,160,000,000 Class A-4 4.08% Asset Backed Notes due April 18, 2010, U.S. $17,800,000 Asset Backed Notes due October 18, 2010 and U.S. $20,000,000 Class C 4.49% Asset Backed Notes (collectively, the “Notes”) pursuant to a registration statement (No. 333-81254) declared effective on February 21, 2002. The lead manager for the issuance of the Notes was Banc of America Securities LLC (the “Representative”). BAS Securitization LLC (the “Registrant”) paid the underwriters a fee of U.S. $1,161,524 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $900,000. The net proceeds from the sale of the Notes, which amounted to U.S. $888,767,670.64, were used by the Trust to purchase a pool of motor vehicle retail installment sale contracts and/or installment loans secured by a combination of new and used motor vehicles originated by Wells Fargo Bank, N.A. (“Wells Fargo”), its affiliates, business partners and participating dealers, which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from Bank of America, N.A. (“BANA”) and BANA acquired such receivables from Wells Fargo. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
No.	Document Description
4.1	Amended and Restated Trust Agreement, dated July 7, 2005 between the Registrant, as depositor, and Wilmington Trust Company, as owner trustee.

4.2	Indenture, dated July 7, 2005 between the Trust and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.3	Revolving Liquidity Note Agreement, dated July 7, 2005 between the Trust and BANA, as initial holder of the Revolving Liquidity Note.

10.1	Purchase Agreement, dated July 7, 2005 between BANA, as seller, and the Registrant, as purchaser.

10.2	Sale Agreement, dated July 7, 2005 between the Seller, as seller and the Trust, as purchaser.

10.3	Amended and Restated Servicing Agreement, dated July 7, 2005 between Wells Fargo, as servicer and BANA.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, BAS Securitization LLC, and the Co-Registrant, Banc of America Securities Auto Trust 2005-WF1, by its Depositor, BAS Securitization LLC, have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 13, 2005	BAS SECURITIZATION LLC
	By:	/s/ JAMES G. MACKEY
	Name:	James G. Mackey
	Title:	Principal Financial Officer

BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1
By:	BAS Securitization LLC, as Depositor of Banc of America Securities Auto Trust 2005-WF1

By:	/s/ JAMES G. MACKEY
Name:	James G. Mackey
Title:	Principal Financial Officer

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